UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2025

SBC Medical Group Holdings Incorporated

(Exact name of registrant as specified in its charter)

Delaware	001-41462	88-1192288
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Spectrum Center Dr. STE 300 Irvine, CA	92618
(Address of principal executive offices)	(Zip Code)

949-593-0250

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	SBC	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	SBCWW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On May 15, 2025, SBC Medical Group Holdings Incorporated, or the Company, issued a press release announcing its results for the quarter ended March 31, 2025. The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Attached hereto as Exhibit 99.2 and incorporated by reference herein is an investor presentation regarding results for the quarter ended March 31, 2025, or the Investor Presentation. The Investor Presentation will be posted to https://sbc-holdings.com/en/ir/ir-presentation immediately after the filing of this Current Report.

Item 7.01 Regulation FD Disclosure

On May 15, 2025, the Company issued a press release announcing that its Board of Directors has approved the following share repurchase program and will commence repurchasing its own shares as early as May 20, 2025.

Share Repurchase Program

●	Maximum aggregate amount: US$5 million
●	Implementation period: May 20, 2025 – May 20, 2026
●	Funding source: Surplus cash and future free cash flow.

Furthermore, the Company announced in the same press release that it has begun reviewing the acquisition of all shares of Risenet Co., Ltd., or Risenet, which provides management-support services to Rize Clinic and Gorilla Clinic. All Risenet shares are currently held by the Company’s CEO, Yoshiyuki Aikawa. Details—including acquisition price, closing schedule, and impact on consolidated financials of the Company—have not yet been determined. The Company will disclose material information promptly as decisions are made.

The press release is attached as Exhibit 99.3 and is incorporated herein by reference.

The information furnished under Item 2.02, including Exhibit 99.1 and 99.2, and Item 7.01, including Exhibit 99.3, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated by specific reference in any such filing.

Item 9.01 Financial Statement and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated May 15, 2025, entitled “SBC Medical Group Holdings Announces First Quarter 2025 Financial Results”
99.2	Investor Presentation
99.3	SBC Medical Group Holdings Announces Approval of Share Repurchase Program and Commencement of Share Repurchases
104	The cover page of this Current Report on Form 8-K, formatted in inline XBRL (included as Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SBC Medical Group Holdings Incorporated

Dated: May 15, 2025	By:	/s/ Yuya Yoshida
Yuya Yoshida
Chief Financial Officer